Shore Bancshares Reports Second Quarter and First-Half Results

EASTON, Md., July 23, 2015 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $1.627 million or $0.13 per diluted common share for the second quarter of 2015, compared to net income of $1.409 million or $0.11 per diluted common share for the first quarter of 2015, and net income of $1.305 million or $0.13 per diluted common share for the second quarter of 2014. The Company reported net income of $3.0 million or $0.24 per diluted common share for the first half of 2015, compared to net income of $2.6 million or $0.28 per diluted common share for the first half of 2014.

When comparing the second quarter of 2015 to the first quarter of 2015, the primary reasons for the improved results were an increase in net interest income of $144 thousand, coupled with decreases in the provision for credit losses of $110 thousand and noninterest expense of $404 thousand. When comparing the second quarter of 2015 to the second quarter of 2014, improved results were due to an increase in net interest income of $236 thousand, followed by decreases in both the provision for credit losses and noninterest expense of $410 thousand and $617 thousand, respectively. These improvements were offset by a reduction in both noninterest income and noninterest expense due to the sale of Tri-State General Insurance Agency, LTD ("Tri-State") late in the second quarter of 2014. When comparing the first half of 2015 to the first half of 2014, improved earnings were due to an increase in net interest income of $452 thousand and a decline in the provision of credit losses of $735 thousand. Noninterest expense decreased $1.0 million, which was entirely offset by a decline in noninterest income of $1.4 million primarily due to the sale of Tri-State.

"We are excited to report another quarter of improved earnings as well as the second consecutive quarter of loan growth," said Lloyd L. "Scott" Beatty, Jr., president and chief executive officer. "As we continue to execute on our strategic initiatives for the calendar year, we are committed to growing earnings, enhancing customer service and improving returns for our shareholders. With the consent order behind us, we are able to concentrate on growth and greater overall performance."

Balance Sheet Review

Total assets were $1.084 billion at June 30, 2015, a $16.1 million, or 1.5%, decrease when compared to $1.100 billion at the end of 2014. The decrease in total assets included a decline in interest-bearing deposits with other banks of $28.8 million and investment securities available for sale of $7.9 million which was almost entirely offset by an increase in gross loans of $30.3 million, or a 8% annualized loan growth rate for the period.

Total deposits decreased $20.1 million, or 2.1%, when compared to December 31, 2014. The decrease in total deposits was mainly due to declines in time deposits of $16.3 million and interest-bearing demand deposits of $25.7 million, which were offset by an increase in money market and savings deposits of $12.0 million and non-interest bearing deposits of $9.9 million. Total stockholders' equity increased $2.9 million, or 2.1%, when compared to the end of 2014. At June 30, 2015, the ratio of total equity to total assets was 13.22% and the ratio of total tangible equity to total tangible assets was 12.16%, higher than the 12.77% and 11.70%, respectively, at December 31, 2014.

Total assets at June 30, 2015 increased $19.5 million, or 1.8%, when compared to total assets at June 30, 2014. The increases in total assets were primarily due to an increase in loans of $31.4 million, or 4.4%, as well as an increase in investment securities of $25.4 million, or 12.5%, due to leveraging the proceeds generated from the capital raise at the end of the second quarter of 2014. These increases were offset by a decrease in interest-bearing deposits with other banks of $30.0 million used to fund loan growth. Total deposits increased $15.4 million, or 1.7%, when compared to June 30, 2014. The increase in total deposits was mainly due to an increase in non-interest bearing deposits of $29.8 million and money market and savings deposits of $22.6 million, offset by a decrease in time deposits of $34.1 million and interest-bearing deposits of 3.0 million. Total stockholders' equity increased $5.9 million, or 4.3%, when compared to June 30, 2014.

Review of Quarterly Financial Results

Net interest income was $8.7 million for the second quarter of 2015, compared to $8.5 million for the first quarter of 2015 and $8.4 million for the second quarter of 2014. The increase in net interest income when compared to the first quarter of 2015 was primarily due to lower volumes of and rates paid on interest bearing deposits. The increase in net interest income for the second quarter of 2015 when compared to the second quarter of 2014 was primarily due to lower volumes of and rates paid on time deposits. Volume on loans showed a positive trend upward but was offset by continued downward repricing on loan renewals which had a negative impact on yields. The Company's net interest margin was 3.43% for both the second and first quarter of 2015, compared to 3.49% for the second quarter of 2014.

The provision for credit losses was $540 thousand for the three months ended June 30, 2015. The comparable amounts were $650 thousand and $950 thousand for the three months ended March 31, 2015 and June 30, 2014, respectively. The lower level of provision for credit losses when comparing the second quarter of 2015 to the first quarter of 2015 was primarily due to declines in net charge-offs. The lower level of provision for credit losses when comparing the second quarter of 2015 to the second quarter of 2014 was primarily due to decreases in both loan net charge-offs and nonaccrual loans. Net charge-offs were $421 thousand for the second quarter of 2015, $547 thousand for the first quarter of 2015 and $1.9 million for the second quarter of 2014. The ratio of annualized net charge-offs to average loans was 0.23% for the second quarter of 2015, 0.31% for the first quarter of 2015 and 1.10% for the second quarter of 2014. The ratio of the allowance for credit losses to period-end loans was 1.07% at June 30, 2015, lower than the 1.08% at March 31, 2015 and 1.28% at June 30, 2014, which reflects improved credit quality in the loan portfolio.

At June 30, 2015, nonperforming assets were $16.5 million, an increase of $100 thousand, or less than 1.0%, when compared to March 31, 2015. Additionally, accruing troubled debt restructurings ("TDRs") increased $1.7 million, or 10.2% compared to March 31, 2015. When comparing June 30, 2015 to June 30, 2014, nonperforming assets decreased $2.9 million, or 14.8%, and accruing TDRs decreased $7.1 million, or 27.7%. The positive trend in nonperforming assets and TDRs when comparing June 30, 2015 to June 30, 2014 resulted from the Company's continued workout efforts. The ratio of nonperforming assets to total assets was 1.52%, 1.50% and 1.82% at June 30, 2015, March 31, 2015 and June 30, 2014, respectively. In addition, the ratio of accruing TDRs to total assets at June 30, 2015 was 1.69%, compared to 1.52% at March 31, 2015 and 2.39% at June 30, 2014.

Total noninterest income for the second quarter of 2015 decreased $297 thousand, or 7.3%, when compared to the first quarter of 2015 and decreased $740 thousand, or 16.3%, when compared to the second quarter of 2014. The decrease from the first quarter of 2015 was primarily due to a decline in insurance agency commissions of $543 thousand that was partially offset by an increase in other noninterest income of $241 thousand. Insurance agency commissions for the second quarter of 2015 were lower when compared to the first quarter of 2015 due to the fact that contingency commission payments are typically received in the first quarter of the year. Included in other noninterest income for the second quarter of 2015 was income from an insurance investment which resulted in a $147 thousand increase over the linked quarter. The decrease from the second quarter of 2014 was due to the loss of wholesale commission fees of $728 thousand resulting from the sale of Tri-State previously mentioned above. The sale also generated a gain of $114 thousand in the second quarter of 2014, which was offset by an increase in retail commissions of $124 thousand for the second quarter of 2015. Service charges on deposits increased $24 thousand for the second quarter when compared to the first quarter of 2015 and $56 thousand when compared to the second quarter of 2014.

Total noninterest expense for the second quarter of 2015 decreased $404 thousand, or 4.2%, when compared to the first quarter of 2015 and decreased $617 thousand, or 6.2%, when compared to the second quarter of 2014. The declines in noninterest expenses from the first quarter of 2015 were primarily due to decreases in FDIC insurance, professional fees and credit costs. In addition, noninterest expenses for employee benefits were higher in the first quarter of 2015 due to payroll taxes, unemployment insurance, and 401(k) contributions. The decreases compared to the second quarter of 2014 were primarily the result of the sale of Tri-State which reduced insurance agency expenses $835 thousand, offset by an increase in insurance retail commission expense of $159 thousand.

Review of Six-Month Financial Results

Net interest income for the first six months of 2015 was $17.2 million, an increase of 2.7% when compared to the first six months of 2014. The increases were primarily due to modest growth of average loans of approximately $12 million and the decline in average interest-bearing deposits of $20 million. The increases were offset by lower yields on loans which resulted in the net interest margin of 3.43% for the first six months of 2015 compared to 3.50% for the first six months of 2014.

The provisions for credit losses for the six months ended June 30, 2015 and 2014 were $1.2 million and $1.9 million, respectively, while net charge-offs were $968 thousand and $3.6 million, respectively. The ratio of year-to-date annualized net charge-offs to average loans was 0.27% for the first half of 2015 and 1.02% for the first half of 2014.

Total noninterest income for the six months ended June 30, 2015 decreased $1.4 million, or 15.5%, when compared to the same period in 2014. Included in total noninterest income for the first half of 2014 was Tri-State which was sold late in the second quarter of 2014. Tri-State attributed $2.1 million in insurance agency commissions and fees in 2014, along with a $114 thousand gain on sale. Offsetting the loss of income from Tri-State were increases in retail insurance commissions of $501 thousand and service charges on deposit accounts and trust and investment fee income of $165 thousand in the aggregate.

Total noninterest expense for the six months ended June 30, 2015 decreased $1.0 million, or 5.1%, when compared to the same period in 2014. The decrease was primarily due to wholesale insurance agency expenses related to Tri-State of $1.9 million, which was offset by increases in retail insurance expenses of $345 thousand, mostly in the salary and wages expense. In addition, FDIC insurance premiums declined $145 thousand and write-downs of other real estate owned decreased $95 thousand.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of two Maryland chartered commercial banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc.; and an insurance premium finance company, Mubell Finance, LLC. Shore Bancshares, Inc. engages in the trust services business through the trust department at CNB under the name "Wye Financial & Trust". Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.							Page 5 of 12
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2015	2014	Change		2015	2014	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$ 8,683	$ 8,447	2.8%		$ 17,222	$ 16,770	2.7%
Provision for credit losses	540	950	(43.2)		1,190	1,925	(38.2)
Noninterest income	3,788	4,528	(16.3)		7,873	9,316	(15.5)
Noninterest expense	9,300	9,917	(6.2)		19,004	20,032	(5.1)
Income before income taxes	2,631	2,108	24.8		4,901	4,129	18.7
Income tax expense	1,004	803	25.0		1,865	1,566	19.1
Net income	$ 1,627	$ 1,305	24.7		$ 3,036	$ 2,563	18.5

Return on average assets	0.60%	0.50%	10	bp	0.56%	0.49%	7	bp
Return on average equity	4.56	4.47	9		4.29	4.66	(37)
Return on average tangible equity (1)	5.08	5.28	(20)		4.80	5.60	(80)
Net interest margin	3.43	3.49	(6)		3.43	3.50	(7)
Efficiency ratio - GAAP	74.47	76.30	(183)		75.61	76.66	(105)
Efficiency ratio - Non-GAAP (1)	74.21	76.51	(230)		75.35	76.48	(113)

PER SHARE DATA
Basic net income per common share	$ 0.13	$ 0.13	-%		$ 0.24	$ 0.28	(14.3)%
Diluted net income per common share	0.13	0.13	-		0.24	0.28	(14.3)
Dividends paid per common share	-	-			-	-
Book value per common share at period end	11.35	10.90	4.1
Tangible book value per common share at period end (1)	10.31	9.84	4.8
Market value at period end	9.43	9.01	4.7
Market range:
High	9.55	10.49	(9.0)		10.49	10.49	-
Low	9.43	8.57	10.0		8.57	8.57	-

AVERAGE BALANCE SHEET DATA
Loans	$ 727,800	$ 708,718	2.7%		$ 721,326	$ 709,422	1.7%
Investment securities	241,684	183,559	31.7		242,985	169,635	43.2
Earning assets	1,016,172	972,976	4.4		1,014,838	969,658	4.7
Assets	1,085,857	1,048,592	3.6		1,086,624	1,046,591	3.8
Deposits	931,637	915,241	1.8		932,045	919,360	1.4
Stockholders' equity	143,266	117,089	22.4		142,579	110,811	28.7

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 421	$ 1,943	(78.3)%		$ 968	$ 3,574	(72.9)%

Nonaccrual loans	$ 13,985	$ 15,176	(7.8)
Loans 90 days past due and still accruing	35	5	600.0
Other real estate owned	2,498	4,201	(40.5)
Total nonperforming assets	16,518	19,382	(14.8)
Accruing troubled debt restructurings (TDRs)	18,353	25,402	(27.7)
Total nonperforming assets and accruing TDRs	$ 34,871	$ 44,784	(22.1)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.22%	12.91%	31	bp
Period-end tangible equity to tangible assets (1)	12.16	11.81	35

Annualized net charge-offs to average loans	0.23	1.10	(87)		0.27%	1.02%	(75)	bp

Allowance for credit losses as a percent of:
Period-end loans	1.07	1.28	(21)
Nonaccrual loans	56.61	59.80	(319)
Nonperforming assets	47.93	46.83	110
Accruing TDRs	43.14	35.73	741
Nonperforming assets and accruing TDRs	22.70	20.27	243

As a percent of total loans:
Nonaccrual loans	1.89	2.14	(25)
Accruing TDRs	2.48	3.58	(110)
Nonaccrual loans and accruing TDRs	4.37	5.72	(135)

As a percent of total loans+other real estate owned:
Nonperforming assets	2.22	2.72	(50)
Nonperforming assets and accruing TDRs	4.69	6.27	(158)

As a percent of total assets:
Nonaccrual loans	1.29	1.43	(14)
Nonperforming assets	1.52	1.82	(30)
Accruing TDRs	1.69	2.39	(70)
Nonperforming assets and accruing TDRs	3.21	4.21	(100)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.					Page 6 of 12
Consolidated Balance Sheets
(In thousands, except per share data)

				June 30, 2015	June 30, 2015
	June 30,	December 31,	June 30,	compared to	compared to
	2015	2014	2014	December 31, 2014	June 30, 2014
ASSETS
Cash and due from banks	$ 20,060	$ 24,211	$ 22,997	(17.1)%	(12.8)%
Interest-bearing deposits with other banks	39,696	68,460	69,717	(42.0)	(43.1)
Federal funds sold	-	3,552	1,656	(100.0)	(100.0)
Investment securities available for sale (at fair value)	228,210	236,108	202,826	(3.3)	12.5
Investment securities held to maturity	4,513	4,630	5,071	(2.5)	(11.0)

Loans	741,030	710,746	709,659	4.3	4.4
Less: allowance for credit losses	(7,917)	(7,695)	(9,076)	2.9	(12.8)
Loans, net	733,113	703,051	700,583	4.3	4.6

Premises and equipment, net	16,801	16,275	14,954	3.2	12.4
Goodwill	11,931	11,931	11,931	-	-
Other intangible assets, net	1,264	1,331	1,397	(5.0)	(9.5)
Other real estate owned, net	2,498	3,691	4,201	(32.3)	(40.5)
Other assets	26,266	27,162	29,520	(3.3)	(11.0)

Total assets	$ 1,084,352	$ 1,100,402	$ 1,064,853	(1.5)	1.8

LIABILITIES
Noninterest-bearing deposits	$ 203,678	$ 193,814	$ 173,837	5.1	17.2
Interest-bearing deposits	725,231	755,190	739,648	(4.0)	(1.9)
Total deposits	928,909	949,004	913,485	(2.1)	1.7

Short-term borrowings	6,629	4,808	7,801	37.9	(15.0)
Accrued expenses and other liabilities	5,412	6,121	6,074	(11.6)	(10.9)
Total liabilities	940,950	959,933	927,360	(2.0)	1.5

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	126	126	126	-	-
Additional paid in capital	63,725	63,533	63,497	0.3	0.4
Retained earnings	79,531	76,494	74,007	4.0	7.5
Accumulated other comprehensive income (loss)	20	316	(137)	(93.7)	114.6
Total stockholders' equity	143,402	140,469	137,493	2.1	4.3

Total liabilities and stockholders' equity	$ 1,084,352	$ 1,100,402	$ 1,064,853	(1.5)	1.8

Period-end common shares outstanding	12,630	12,618	12,615	0.1	0.1
Book value per common share	$ 11.35	$ 11.13	$ 10.90	2.0	4.1

Shore Bancshares, Inc.						Page 7 of 12
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended			For the Six Months Ended
	June 30,			June 30,
	2015	2014	% Change	2015	2014	% Change
INTEREST INCOME
Interest and fees on loans	$ 8,581	$ 8,812	(2.6)%	$ 17,072	$ 17,687	(3.5)%
Interest and dividends on investment securities:
Taxable	932	669	39.3	1,856	1,190	56.0
Tax-exempt	3	3	-	6	6	-
Interest on federal funds sold	-	-	-	1	-	-
Interest on deposits with other banks	26	39	(33.3)	52	95	(45.3)
Total interest income	9,542	9,523	0.2	18,987	18,978	0.0

INTEREST EXPENSE
Interest on deposits	856	1,071	(20.1)	1,757	2,198	(20.1)
Interest on short-term borrowings	3	5	(40.0)	8	10	(20.0)
Total interest expense	859	1,076	(20.2)	1,765	2,208	(20.1)

NET INTEREST INCOME	8,683	8,447	2.8	17,222	16,770	2.7
Provision for credit losses	540	950	(43.2)	1,190	1,925	(38.2)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	8,143	7,497	8.6	16,032	14,845	8.0

NONINTEREST INCOME
Service charges on deposit accounts	658	602	9.3	1,292	1,160	11.4
Trust and investment fee income	450	455	(1.1)	919	886	3.7
Insurance agency commissions	1,932	2,536	(23.8)	4,407	5,613	(21.5)
Other noninterest income	748	935	(20.0)	1,255	1,657	(24.3)
Total noninterest income	3,788	4,528	(16.3)	7,873	9,316	(15.5)

NONINTEREST EXPENSE
Salaries and wages	4,393	4,292	2.4	8,706	8,606	1.2
Employee benefits	924	1,020	(9.4)	2,080	2,202	(5.5)
Occupancy expense	611	577	5.9	1,237	1,204	2.7
Furniture and equipment expense	233	243	(4.1)	488	516	(5.4)
Data processing	868	739	17.5	1,651	1,499	10.1
Directors' fees	116	132	(12.1)	239	244	(2.0)
Amortization of intangible assets	33	60	(45.0)	66	134	(50.7)
Insurance agency commissions expense	-	394	(100.0)	-	906	(100.0)
FDIC insurance premium expense	306	377	(18.8)	690	835	(17.4)
Write-downs of other real estate owned	54	101	(46.5)	81	176	(54.0)
Other noninterest expenses	1,762	1,982	(11.1)	3,766	3,710	1.5
Total noninterest expense	9,300	9,917	(6.2)	19,004	20,032	(5.1)

Income before income taxes	2,631	2,108	24.8	4,901	4,129	18.7
Income tax expense	1,004	803	25.0	1,865	1,566	19.1

NET INCOME	$ 1,627	$ 1,305	24.7	$ 3,036	$ 2,563	18.5

Weighted average shares outstanding - basic	12,629	10,013	26.1	12,627	9,246	36.6
Weighted average shares outstanding - diluted	12,638	10,024	26.1	12,636	9,258	36.5

Basic net income per common share	$ 0.13	$ 0.13	-	$ 0.24	$ 0.28	(14.3)
Diluted net income per common share	0.13	0.13	-	0.24	0.28	(14.3)
Dividends paid per common share	-	-	-	-	-	-

Shore Bancshares, Inc.							Page 8 of 12
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2015		2014		2015		2014
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 727,800	4.74%	$ 708,718	5.00%	$ 721,326	4.78%	$ 709,422	5.05%
Investment securities
Taxable	241,254	1.55	183,128	1.46	242,554	1.53	169,203	1.42
Tax-exempt	430	4.21	431	4.23	431	4.20	432	4.24
Federal funds sold	2,931	0.09	1,476	0.05	2,866	0.09	1,591	0.05
Interest-bearing deposits	43,757	0.24	79,223	0.20	47,661	0.22	89,010	0.22
Total earning assets	1,016,172	3.77%	972,976	3.93%	1,014,838	3.78%	969,658	3.96%
Cash and due from banks	18,723		20,376		19,989		21,536
Other assets	59,045		64,915		59,823		65,555
Allowance for credit losses	(8,083)		(9,675)		(8,026)		(10,158)
Total assets	$ 1,085,857		$ 1,048,592		$ 1,086,624		$ 1,046,591

Interest-bearing liabilities
Demand deposits	$ 171,274	0.12%	$ 171,004	0.14%	$ 174,156	0.12%	$ 172,395	0.14%
Money market and savings deposits	238,173	0.14	220,850	0.12	237,965	0.14	221,610	0.12
Certificates of deposit $100,000 or more	152,478	0.97	171,830	1.11	154,306	0.99	175,292	1.12
Other time deposits	166,277	0.85	183,336	1.02	167,921	0.88	185,137	1.05
Interest-bearing deposits	728,202	0.47	747,020	0.58	734,348	0.48	754,434	0.59
Short-term borrowings	4,872	0.23	8,633	0.22	6,100	0.25	8,987	0.22
Total interest-bearing liabilities	733,074	0.47%	755,653	0.57%	740,448	0.48%	763,421	0.58%
Noninterest-bearing deposits	203,435		168,221		197,697		164,926
Accrued expenses and other liabilities	6,082		7,629		5,900		7,433
Stockholders' equity	143,266		117,089		142,579		110,811
Total liabilities and stockholders' equity	$ 1,085,857		$ 1,048,592		$ 1,086,624		$ 1,046,591

Net interest spread		3.30%		3.36%		3.30%		3.38%
Net interest margin		3.43%		3.49%		3.43%		3.50%

Shore Bancshares, Inc.								Page 9 of 12
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	2nd quarter	1st quarter	4th quarter	3rd quarter	2nd quarter	2Q 15		2Q 15
	2015	2015	2014	2014	2014	compared to		compared to
	(2Q 15)	(1Q 15)	(4Q 14)	(3Q 14)	(2Q 14)	1Q 15		2Q 14
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 8,700	$ 8,560	$ 8,659	$ 8,659	$ 8,469	1.6%		2.7%
Less: Taxable-equivalent adjustment	17	21	23	23	22	(19.0)		(22.7)
Net interest income	8,683	8,539	8,636	8,636	8,447	1.7		2.8
Provision for credit losses	540	650	650	775	950	(16.9)		(43.2)
Noninterest income	3,788	4,085	3,471	3,994	4,528	(7.3)		(16.3)
Noninterest expense	9,300	9,704	9,510	9,819	9,917	(4.2)		(6.2)
Income before income taxes	2,631	2,270	1,947	2,036	2,108	15.9		24.8
Income tax expense	1,004	861	721	774	803	16.6		25.0
Net income	$ 1,627	$ 1,409	$ 1,226	$ 1,262	$ 1,305	15.5		24.7

Return on average assets	0.60%	0.53%	0.44%	0.46%	0.50%	7	bp	10	bp
Return on average equity	4.56	4.03	3.48	3.61	4.47	53		9
Return on average tangible equity (1)	5.08	4.50	3.91	4.06	5.28	58		(20)
Net interest margin	3.43	3.43	3.35	3.38	3.49	-		(6)
Efficiency ratio - GAAP	74.47	76.74	78.40	77.60	76.30	(227)		(183)
Efficiency ratio - Non-GAAP (1)	74.21	76.48	78.28	77.33	76.51	(227)		(230)

PER SHARE DATA
Basic net income per common share	$ 0.13	$ 0.11	$ 0.10	$ 0.10	$ 0.13	18.2%		-%
Diluted net income per common share	0.13	0.11	0.10	0.10	0.13	18.2		-
Dividends paid per common share	-	-	-	-	-	-		-
Book value per common share at period end	11.35	11.31	11.13	10.99	10.90	0.4		4.1
Tangible book value per common share at period end (1)	10.31	10.26	10.08	9.94	9.84	0.5		4.8
Market value at period end	9.43	9.18	9.34	9.00	9.01	2.7		4.7
Market range:
High	9.55	9.30	9.34	9.03	10.49	2.7		(9.0)
Low	9.43	9.03	9.34	8.96	8.57	4.4		10.0

AVERAGE BALANCE SHEET DATA
Loans	$ 727,800	$ 714,780	$ 707,484	$ 705,637	$ 708,718	1.8%		2.7%
Investment securities	241,684	244,300	232,803	221,537	183,559	(1.1)		31.7
Earning assets	1,016,172	1,013,490	1,026,061	1,015,767	972,976	0.3		4.4
Assets	1,085,857	1,087,401	1,103,355	1,093,103	1,048,592	(0.1)		3.6
Deposits	931,637	932,460	950,720	940,312	915,241	(0.1)		1.8
Stockholders' equity	143,266	141,884	139,676	138,615	117,089	1.0		22.4

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 421	$ 547	$ 1,561	$ 1,245	$ 1,943	(23.0)%		(78.3)%

Nonaccrual loans	$ 13,985	$ 12,913	$ 13,467	$ 12,718	$ 15,176	8.3		(7.8)
Loans 90 days past due and still accruing	35	36	87	-	5	(2.8)		600.0
Other real estate owned	2,498	3,469	3,691	4,799	4,201	(28.0)		(40.5)
Total nonperforming assets	$ 16,518	$ 16,418	$ 17,245	$ 17,517	$ 19,382	0.6		(14.8)

Accruing troubled debt restructurings (TDRs)	$ 18,353	$ 16,644	$ 16,674	$ 25,246	$ 25,402	10.3		(27.7)

Total nonperforming assets and accruing TDRs	$ 34,871	$ 33,062	$ 33,919	$ 42,763	$ 44,784	5.5		(22.1)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.22%	13.05%	12.77%	12.65%	12.91%	17	bp	31	bp
Period-end tangible equity to tangible assets (1)	12.16	11.98	11.70	11.58	11.81	18		35

Annualized net charge-offs to average loans	0.23	0.31	0.88	0.70	1.10	(8)		(87)

Allowance for credit losses as a percent of (including loans hfs):
Period-end loans	1.07	1.08	1.08	1.22	1.28	(1)		(21)
Nonaccrual loans	56.61	60.39	57.14	67.67	59.80	(378)		(319)
Nonperforming assets	47.93	47.50	44.62	49.13	46.83	43		110
Accruing TDRs	43.14	46.85	46.15	34.09	35.73	(371)		741
Nonperforming assets and accruing TDRs	22.70	23.59	22.69	20.12	20.27	(89)		243

As a percent of total loans (including loans hfs):
Nonaccrual loans	1.89	1.79	1.89	1.80	2.14	10		(25)
Accruing TDRs	2.48	2.31	2.35	3.58	3.58	17		(110)
Nonaccrual loans and accruing TDRs	4.37	4.10	4.24	5.38	5.72	27		(135)

As a percent of total loans+other real estate owned (including loans hfs):
Nonperforming assets	2.22	2.26	2.41	2.47	2.72	(4)		(50)
Nonperforming assets and accruing TDRs	4.69	4.56	4.75	6.02	6.27	13		(158)

As a percent of total assets (including loans hfs):
Nonaccrual loans	1.29	1.18	1.22	1.16	1.43	11		(14)
Nonperforming assets	1.52	1.50	1.57	1.60	1.82	2		(30)
Accruing TDRs	1.69	1.52	1.52	2.30	2.39	17		(70)
Nonperforming assets and accruing TDRs	3.21	3.02	3.09	3.90	4.21	19		(100)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.							Page 10 of 12
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						2Q 15	2Q 15
						compared to	compared to
	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
INTEREST INCOME
Interest and fees on loans	$ 8,581	$ 8,491	$ 8,665	$ 8,788	$ 8,812	1.1%	(2.6)%
Interest and dividends on investment securities:
Taxable	932	924	917	850	669	0.9	39.3
Tax-exempt	3	3	3	3	3	-	-
Interest on federal funds sold	-	1	-	1	-	(100.0)	-
Interest on deposits with other banks	26	26	40	44	39	-	(33.3)
Total interest income	9,542	9,445	9,625	9,686	9,523	1.0	0.2

INTEREST EXPENSE
Interest on deposits	856	901	985	1,046	1,071	(5.0)	(20.1)
Interest on short-term borrowings	3	5	4	4	5	(40.0)	(40.0)
Total interest expense	859	906	989	1,050	1,076	(5.2)	(20.2)

NET INTEREST INCOME	8,683	8,539	8,636	8,636	8,447	1.7	2.8
Provision for credit losses	540	650	650	775	950	(16.9)	(43.2)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	8,143	7,889	7,986	7,861	7,497	3.2	8.6

NONINTEREST INCOME
Service charges on deposit accounts	658	634	629	618	602	3.8	9.3
Trust and investment fee income	450	469	478	496	455	(4.1)	(1.1)
Investment securities gains	-	-	23	-	-	-	-
Insurance agency commissions	1,932	2,475	1,736	2,176	2,536	(21.9)	(23.8)
Other noninterest income	748	507	605	704	935	47.5	(20.0)
Total noninterest income	3,788	4,085	3,471	3,994	4,528	(7.3)	(16.3)

NONINTEREST EXPENSE
Salaries and wages	4,393	4,313	4,305	4,689	4,292	1.9	2.4
Employee benefits	924	1,156	956	934	1,020	(20.1)	(9.4)
Occupancy expense	611	626	570	565	577	(2.4)	5.9
Furniture and equipment expense	233	255	234	225	243	(8.6)	(4.1)
Data processing	868	783	766	741	739	10.9	17.5
Directors' fees	116	123	99	131	132	(5.7)	(12.1)
Amortization of intangible assets	33	33	33	34	60	-	(45.0)
Insurance agency commissions expense	-	-	-	-	394	-	(100.0)
FDIC insurance premium expense	306	384	402	399	377	(20.3)	(18.8)
Write-downs of other real estate owned	54	27	192	290	101	100.0	(46.5)
Other noninterest expenses	1,762	2,004	1,953	1,811	1,982	(12.1)	(11.1)
Total noninterest expense	9,300	9,704	9,510	9,819	9,917	(4.2)	(6.2)

Income before income taxes	2,631	2,270	1,947	2,036	2,108	15.9	24.8
Income tax expense	1,004	861	721	774	803	16.6	25.0

NET INCOME	$ 1,627	$ 1,409	$ 1,226	$ 1,262	$ 1,305	15.5	24.7

Weighted average shares outstanding - basic	12,629	12,625	12,617	12,615	10,013	0.0	26.1
Weighted average shares outstanding - diluted	12,638	12,633	12,626	12,625	10,024	0.0	26.1

Basic net income per common share	$ 0.13	$ 0.11	$ 0.10	$ 0.10	$ 0.13	18.2	-
Diluted net incomeper common share	0.13	0.11	0.10	0.10	0.13	18.2	-
Dividends paid per common share	-	-	-	-	-	-	-

Shore Bancshares, Inc.												Page 11 of 12
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											2Q 15	2Q 15
											compared to	compared to
	2Q 15		1Q 15		4Q 14		3Q 14		2Q 14		1Q 15	2Q 14
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 727,800	4.74%	$ 714,780	4.83%	$ 707,484	4.87%	$ 705,637	4.95%	$ 708,718	5.00%	1.8%	2.7%
Investment securities
Taxable	241,254	1.55	243,869	1.52	232,371	1.58	221,105	1.54	183,128	1.46	(1.1)	31.7
Tax-exempt	430	4.21	431	4.19	432	4.19	432	4.19	431	4.23	(0.2)	(0.2)
Federal funds sold	2,931	0.09	2,801	0.09	2,962	0.07	1,378	0.06	1,476	0.05	4.6	98.6
Interest-bearing deposits	43,757	0.24	51,609	0.20	82,812	0.19	87,215	0.20	79,223	0.20	(15.2)	(44.8)
Total earning assets	1,016,172	3.77%	1,013,490	3.79%	1,026,061	3.73%	1,015,767	3.79%	972,976	3.93%	0.3	4.4
Cash and due from banks	18,723		21,268		24,329		24,445		20,376		(12.0)	(8.1)
Other assets	59,045		60,611		61,370		61,989		64,915		(2.6)	(9.0)
Allowance for credit losses	(8,083)		(7,968)		(8,405)		(9,098)		(9,675)		1.4	(16.5)
Total assets	$ 1,085,857		$ 1,087,401		$ 1,103,355		$ 1,093,103		$ 1,048,592		(0.1)	3.6

Interest-bearing liabilities
Demand deposits	$ 171,274	0.12%	$ 177,071	0.13%	$ 183,251	0.13%	$ 183,094	0.14%	$ 171,004	0.14%	(3.3)	0.2
Money market and savings deposits	238,173	0.14	237,755	0.14	233,441	0.12	225,670	0.12	220,850	0.12	0.2	7.8
Certificates of deposit $100,000 or more	152,478	0.97	156,154	1.00	163,813	1.06	166,806	1.11	171,830	1.11	(2.4)	(11.3)
Other time deposits	166,277	0.85	169,584	0.90	173,695	0.95	179,533	0.98	183,336	1.02	(2.0)	(9.3)
Interest-bearing deposits	728,202	0.47	740,564	0.49	754,200	0.52	755,103	0.55	747,020	0.58	(1.7)	(2.5)
Short-term borrowings	4,872	0.23	7,340	0.27	6,356	0.23	7,946	0.21	8,633	0.22	(33.6)	(43.6)
Total interest-bearing liabilities	733,074	0.47%	747,904	0.49%	760,556	0.52%	763,049	0.55%	755,653	0.57%	(2.0)	(3.0)
Noninterest-bearing deposits	203,435		191,896		196,520		185,209		168,221		6.0	20.9
Accrued expenses and other liabilities	6,082		5,717		6,603		6,230		7,629		6.4	(20.3)
Stockholders' equity	143,266		141,884		139,676		138,615		117,089		1.0	22.4
Total liabilities and stockholders' equity	$ 1,085,857		$ 1,087,401		$ 1,103,355		$ 1,093,103		$ 1,048,592		(0.1)	3.6

Net interest spread		3.30%		3.30%		3.21%		3.24%		3.36%
Net interest margin		3.43%		3.43%		3.35%		3.38%		3.49%

Shore Bancshares, Inc.						Page 12 of 12
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	6/30/2015	6/30/2014

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 1,627	$ 1,409	$ 1,226	$ 1,262	$ 1,305	$ 3,036	$ 2,563
Net income - annualized (A)	$ 6,526	$ 5,714	$ 4,864	$ 5,007	$ 5,234	$ 6,122	$ 5,168

Net income, excluding net amortization of intangible assets	$ 1,647	$ 1,429	$ 1,246	$ 1,283	$ 1,341	$ 3,076	$ 2,644

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 6,606	$ 5,795	$ 4,943	$ 5,090	$ 5,379	$ 6,203	$ 5,332

Average stockholders' equity (C)	$ 143,266	$ 141,884	$ 139,676	$ 138,615	$ 117,089	$ 142,579	$ 110,811
Less: Average goodwill and other intangible assets	(13,215)	(13,248)	(13,281)	(13,315)	(15,295)	(13,231)	(15,618)
Average tangible equity (D)	$ 130,051	$ 128,636	$ 126,395	$ 125,300	$ 101,794	$ 129,348	$ 95,193

Return on average equity (GAAP) (A)/(C)	4.56%	4.03%	3.48%	3.61%	4.47%	4.29%	4.66
Return on average tangible equity (Non-GAAP) (B)/(D)	5.08%	4.50%	3.91%	4.06%	5.28%	4.80%	5.60

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 9,300	$ 9,704	$ 9,510	$ 9,819	$ 9,917	$ 19,004	$ 20,032
Less: Amortization of intangible assets	(33)	(33)	(33)	(34)	(60)	(66)	(134)
Adjusted noninterest expense (F)	$ 9,267	$ 9,671	$ 9,477	$ 9,785	$ 9,857	$ 18,938	$ 19,898

Taxable-equivalent net interest income (G)	$ 8,700	$ 8,560	$ 8,659	$ 8,659	$ 8,469	$ 17,260	$ 16,816
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$ 8,700	$ 8,560	$ 8,659	$ 8,659	$ 8,469	$ 17,260	$ 16,816

Noninterest income (I)	$ 3,788	$ 4,085	$ 3,471	$ 3,994	$ 4,528	$ 7,873	$ 9,316
Less: Investment securities (gains)/losses	-	-	(23)	-	-	-	-
Other nonrecurring (gains)/losses	-	-	-	-	(114)	-	(114)
Adjusted noninterest income (J)	$ 3,788	$ 4,085	$ 3,448	$ 3,994	$ 4,414	$ 7,873	$ 9,202

Efficiency ratio (GAAP) (E)/(G)+(I)	74.47%	76.74%	78.40%	77.60%	76.30%	75.61%	76.66
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	74.21%	76.48%	78.28%	77.33%	76.51%	75.35%	76.48

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$ 143,402	$ 142,746	$ 140,469	$ 138,674	$ 137,493
Less: Goodwill and other intangible assets	(13,195)	(13,228)	(13,262)	(13,295)	(13,328)
Tangible equity (L)	$ 130,207	$ 129,518	$ 127,207	$ 125,379	$ 124,165

Shares outstanding (M)	12,630	12,625	12,618	12,615	12,615

Book value per common share (GAAP) (K)/(M)	$ 11.35	$ 11.31	$ 11.13	$ 10.99	$ 10.90
Tangible book value per common share (Non-GAAP) (L)/(M)	$ 10.31	$ 10.26	$ 10.08	$ 9.94	$ 9.84

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$ 143,402	$ 142,746	$ 140,469	$ 138,674	$ 137,493
Less: Goodwill and other intangible assets	(13,195)	(13,228)	(13,262)	(13,295)	(13,328)
Tangible equity (O)	$ 130,207	$ 129,518	$ 127,207	$ 125,379	$ 124,165

Assets (P)	$ 1,084,352	$ 1,094,128	$ 1,100,402	$ 1,096,285	$ 1,064,853
Less: Goodwill and other intangible assets	(13,195)	(13,228)	(13,262)	(13,295)	(13,328)
Tangible assets (Q)	$ 1,071,157	$ 1,080,900	$ 1,087,140	$ 1,082,990	$ 1,051,525

Period-end equity/assets (GAAP) (N)/(P)	13.22%	13.05%	12.77%	12.65%	12.91%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	12.16%	11.98%	11.70%	11.58%	11.81%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: George Rapp, Chief Financial Officer, 410-763-7800